Waddell & Reed Advisors Funds

Supplement dated April 1, 2015 to the

Waddell & Reed Advisors Equity Funds Prospectus

dated October 31, 2014

and as supplemented December 12, 2014

The following is inserted as a new paragraph following the third paragraph of the “Waddell & Reed Advisors Global Growth Fund — Performance” section on page 37:

In October 2014, the Fund modified its disclosure, reflecting the Fund’s increased emphasis on investments in the stocks of U.S. companies. Effective January 1, 2015, the Fund changed its name and investment strategy to reflect a global focus. Performance prior to January 2015 reflects the Fund’s former international strategy and may have differed if the Fund’s current strategy that includes investing globally had been in place.

The following replaces the first and second bullet points of the “Your Account — Choosing a Share Class — Sales Charge Waivers for Certain Investors” section on page 85:

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Current or retired Trustees of the Trust (or retired directors or trustees of any entity to which the Trust or a Fund is the successor), directors of affiliated companies of the Trust, or of any affiliated entity of Waddell & Reed, current and certain retired employees of Waddell & Reed and its affiliates, current and certain retired financial advisors of Waddell & Reed and its affiliates and the spouse, children, parents, children’s spouses and spouse’s parents of each (including purchases into certain retirement plans and certain trusts for these individuals), the employees of financial advisors of Waddell & Reed, and former participants in the Waddell & Reed Financial, Inc. 401(k) and Thrift Plan and/or the Waddell & Reed Financial, Inc. Retirement Income Plan who are transferring plan assets into an IRA through Waddell & Reed

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Retirement plan accounts held in, and shareholders investing through direct transfers from, the Waddell & Reed Advisors Retirement Plan, Innovator Advantage Plan and Flexible Advantage Plan offered and distributed by Nationwide Investment Services Corporation through Nationwide Trust Company, FSB, or in and from the Waddell & Reed Advisors Express Plan, Select Plan, and Advantage Plan offered and distributed by Securian Retirement Services, a business unit of Minnesota Life Insurance Company

The following replaces the third bullet point of the “Your Account — Choosing a Share Class — Sales Charge Waivers for Certain Investors” section on page 86:

■	Shareholders investing through certain investment advisers and broker-dealers in advisory accounts, wrap accounts and asset allocation programs that charge asset-based fees

The last bullet point of the “Your Account — Choosing a Share Class — Class C Shares” section on page 88 is deleted in its entirety.

Effective February 2015, Sarah C. Ross was appointed as a Senior Vice President of WRIMCO.

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